Exhibit 8.1

List of Subsidiaries and Variable interest entity

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Tarena Hong Kong Limited	Hong Kong	Wholly-owned subsidiary of Tarena International, Inc.
Tarena Technologies Inc.	PRC	Wholly-owned subsidiary of Tarena International, Inc.
Taiwan Tarena Counseling Software Co., Ltd.	Taiwan	Wholly-owned subsidiary of Tarena International, Inc.
TECHARENA CANADA INC.	Canada	Wholly-owned subsidiary of Tarena Hong Kong Limited
Tarena software Technology (Hangzhou) Co., Ltd.	PRC	Wholly-owned subsidiary of Tarena Hong Kong Limited
Hangzhou Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary of Tarena Software Technology (Hangzhou) Co., Ltd.
Hangzhou Hanru Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary of Tarena Software Technology (Hangzhou) Co., Ltd.
Beijing Tarena Jinqiao Technology Co., Ltd.	PRC	Variable interest entity
Guangzhou Tarena Huicai Software Co., Ltd.	PRC	Wholly-owned subsidiary of Beijing Tarena Jinqiao Technology Co., Ltd.
Hangzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary of Beijing Tarena Jinqiao Technology Co., Ltd.
Gaohuiqiangxue Software (Hainan) Co., Ltd.	PRC	Wholly-owned subsidiary of Beijing Tarena Jinqiao Technology Co., Ltd.
Beijing Yingcai Tianyi Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhengzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Gansu Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Luoyang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chengdu Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Heilongjiang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Harbin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changchun Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenyang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Dalian Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Huhehaote Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanyang Tarena Softare Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Beijing Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Baotou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Mianyang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Weishang Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Kunming Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Jinan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Qingdao Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tarena Weishang Software Co., Ltd.	PRC	Wholly-owned subsidiary
Wuxi Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Suzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Linyi Tarena Technology Software Co., Ltd.	PRC	Wholly-owned subsidiary
Yantai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Weifang Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Hefei Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Zibo Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Jining Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhu Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xuzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Bengbu Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Weihai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Qujing Tarena Technology Co. Ltd.	PRC	Wholly-owned subsidiary
Taian Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Yantai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanchang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changsha Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Ningbo Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Fuzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Guangxi Nanning Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhuhai Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Guangzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xiamen Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Dongguan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Haikou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tarena Technology Consulting Service Co., Ltd.	PRC	Wholly-owned subsidiary
Tarena (Wuhan) Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wenzhou Tarena information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Jinhua Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhongshan Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Foshan Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Taizhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Jiaxing Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Ganzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weishang Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chongqing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Tianjin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shijiazhuang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xi’an Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Taiyuan Tarena Technology Co., Ltd	PRC	Wholly-owned subsidiary
Guizhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Yuncheng Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Qinhuangdao Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Tangshan Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Baoding Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Tianjin Weiying Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Huoerguosi Weiying Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhengzhou Tarena Professional Education School	PRC	School sponsored by Zhengzhou Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Chengdu Tarena Professional Education School	PRC	School sponsored by Chengdu Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Dalian Shahekou Tarena Accounting Professional Education School	PRC	School sponsored by Dalian Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Harbin Tarena Professional Education School	PRC	School sponsored by Harbin Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Shenyang Tarena Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Shenyang Tarena Times Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Dalian High-Tech Zone Tarena Professional Education School	PRC	School sponsored by Dalian Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Changchun Tarena Professional Education School	PRC	School sponsored by Changchun Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Changchun Nanguanqu Yingcai Tianyi Professional Education School	PRC	School sponsored by Changchun Yingcai Tianyi Technology Co., Ltd.., a wholly-owned subsidiary of Tarena International, Inc.
Nanjing Tarena Weishang Education School	PRC	School sponsored by Nanjing Tarena Weishang Information Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Nanjing Tarena Professional Education School	PRC	School sponsored by Nanjing Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Kunming Guandu Tarena Professional Education School	PRC	School sponsored by Kunming Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Jinan lixia Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Jinan Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Shenzhen Bao’an Tarena Professional Education School	PRC	School sponsored by Shenzhen Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Qingdao Tarena Professional Education School	PRC	School sponsored by Qingdao Tarena Software Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Weifang Tarena Professional Education School	PRC	Wholly-owned subsidiary
Shenzhen Longhua Xinqu Tarena Professional Education School	PRC	School sponsored by Shenzhen Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Guangzhou Tarena Software Professional Education School	PRC	School sponsored by Guangzhou Tarena Information Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Wuhan Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Wuhan Technology Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Ningbo Tarena Professional Education School	PRC	School sponsored by Ningbo Tarena Information Technology Co., Ltd.., a wholly-owned subsidiary of Tarena International, Inc.
Nanchang Xihu Tarena Technology Digital Art School	PRC	School sponsored by Nanchang Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Chongqing Jiulongpo Tarena Professional Education School	PRC	School sponsored by Chongqing Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Changsha Kaifu KxueXiaoZi Robot Education Training School	PRC	School sponsored by Wuhan HaoXiaoZi Robot Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Qinhuangdao Haigang Tarena Professional Education School	PRC	School sponsored by Qinhuangdao Tarena Software Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Wuhan Jiang'an HaoXiaoZi Robot Education Training School	PRC	School sponsored by Wuhan HaoXiaoZi Robot Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Shijiazhuang Ajia Professional Education School Co., Ltd.	PRC	School sponsored by Shijiazhuang Tarena Software Technology Co., Ltd.
Shijiazhuang Tarena Professional Education School Co., Ltd.	PRC	School sponsored by Shijiazhuang Tarena Software Technology Co., Ltd.
Shijiazhuang Tongcheng Education School Co., Ltd.	PRC	School sponsored by Shijiazhuang Tongcheng Technology Co., Ltd.
Qingdao Shinan Tongcheng Technology Education Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Jinan lixia Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Wuhan Wuchang Tarena Zhixing Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd.
Tianjin Tongcheng Tongmei Education Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Xi'an Lianhu Tongcheng Tongmei Tonghui Training Center Co., Ltd.	PRC	School sponsored by Xi'an TongCheng Technology Co., Ltd.

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Shijiazhuang Yuhuaqu Tongxincheng Education Training School	PRC	School sponsored by Shijiazhuang Tarena TongCheng Technology Co., Ltd.and Shijiazhuang Tongcheng Education School Co., Ltd.
Shijiazhuang Changanqu Tongzhicheng Education Training School	PRC	School sponsored by Shijiazhuang Tarena TongCheng Technology Co., Ltd.and Shijiazhuang Tongcheng Education School Co., Ltd.
Shenyang Hengping Tongcheng Educational Center	PRC	School sponsored by Shenyang Tongcheng Technology Co., Ltd.
Shenyang Tiexi Tongchengtongmei Educational Center	PRC	School sponsored by Shenyang Tongcheng Educational Counseling Co., Ltd. and Zhanghaiying
Nanchang Gaoxin Tarena Science and technology Education Training School	PRC	School sponsored by Nanchang Tarena Technology Co., Ltd.
Tianjin Tarena Professional Education School Co., Ltd.	PRC	School sponsored by Tianjin Tarena Technology Co., Ltd.
Jinan Gaoxin Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Kunming Wuhua Tongcheng Tongmei Education Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co., Ltd.